UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 12, 2014

CANNLABS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155318	20-5337455
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3888 E. Mexico Ave., Suite 202
Denver, CO 80210
(Address of principal executive offices) (Zip Code)

(303) 309-0105
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

Merger

On June 12, 2014, CannLabs, Inc. (the “Company”) entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with Carbon Bond Holdings, Inc., a privately held Colorado corporation (“Carbon Bond”), and CLB Acquisition Corp., the Company’s newly-formed wholly-owned subsidiary (“Acquisition Sub”). Upon the closing of the transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged into and with Carbon Bond, and Carbon Bond, as the surviving corporation, became a wholly-owned subsidiary of the Company.

Pursuant to the terms and conditions of the Merger Agreement, (i) each share of Carbon Bond common stock issued and outstanding immediately prior to the closing of the Merger was exchanged for the right to receive one share of the Company’s common stock. Accordingly, an aggregate of 59,295,000 shares of the Company’s common stock were issued to the holders of Carbon Bond’s common stock.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference. The description is intended to provide investors and security holders with information regarding the material terms of the transaction. It is not intended to provide any other factual information about the Company or Carbon Bond. The representations, warranties and covenants contained in the Merger Agreement were made only for purpose of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

The shares of the Company’s common stock issued in connection with the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration provide by Section 4(a)(2) under the Securities Act. These shares may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Split Off

Pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), the Company transferred all of the outstanding capital stock of its wholly owned subsidiary, SpeedSport Branding Corp. to General Pacific Partners, LLC (“GPP”) in exchange for the cancellation of an aggregate of 4,369,954 shares of the Company’s common stock held by General Pacific Partners, LLC (the “Split-Off”). As a result, GPP assumed all of the pre-merger assets and liabilities of SpeedSport Branding Corp.
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Private Placement

Upon the closing of the Merger, the Company, pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) issued to an accredited investor 500,000 shares of the Company’s 8% Series A Convertible Preferred Stock (the “Series A Preferred Shares”) at an original issue price of $1.00 per share (the “Original Issue Price”) and warrants to purchase 20,000,000 shares of the Company’s common stock (the “Warrants”) for an aggregate purchase price of $500,000. The shares of common stock underlying the Series A Preferred Shares and Warrants are subject to a registration rights agreement (the “Registration Rights Agreement”) under which the Company is obligated to seek registration of such shares within 60 days of the closing of the private placement.

The shares of common stock issued in the Private Placement were not registered under the Securities Act at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The shares were issued in a private placement transaction solely to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, without engaging in any advertising or general solicitation of any kind.

8% Series A Convertible Preferred Stock

On June 12, 2014, the Company filed the Certificate of Designation of its 8% Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada. A summary of the Certificate of Designation is set forth below:

Liquidation Preference and Ranking

Upon a liquidation event, the Company shall first pay to the holders of the Series A Preferred Shares an amount per share equal to the Original Issue Price (i.e., $1.00 per Series A Preferred Share), plus all accrued and unpaid dividends on each Series A Preferred Share (the “Series A Preference Amount”). After full payment of the liquidation preference amount to the holders of the Series A Preferred Shares, the Company will then distribute the remaining assets to holders of common stock, other junior preferred shares (if any) and the Series A Preferred Shares on an as-if-converted-basis.

The Series A Preferred Shares are intended to rank senior to the Company’s common stock and senior to any other shares of Preferred Stock the Company may issue in the future.

Dividends

The Series A Preferred Shares will carry an annual 8% per share cumulative dividend, payable when and if declared by the Board of Directors and prior and in preference to payment of any dividends on the common stock.

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Optional Conversion

The holders of Series A Preferred Shares will, at any time, be entitled to convert each Series A Preferred Share into shares of common stock at a conversion price of $0.01664 per share. The Series A Preferred Shares contain provisions that protect their holders against dilution by adjustment of the purchase price in certain events such as stock dividends, stock splits and other similar events.

Voting Rights

The Series A Preferred Shares shall vote together with the common stock on an as-converted basis, and not as a separate class.

Protective Provisions

For so long as at least 50% of the Series A Preferred Shares originally issued remain outstanding, in addition to any other vote or approval required under the Company’s Charter or Bylaws, the Company will not, without the written consent of the holders of at least a majority of the Company’s Series A Preferred Shares, (i) liquidate, dissolve or wind-up the affairs of the Company or effect any merger or consolidation or any deemed liquidation event unless, as a result, the holders of Series A Preferred Shares receive their full liquidation preference, (ii) amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Company in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Shares, (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock other than shares of common stock, (iv) enter into, create, incur, assume any indebtedness in excess of $200,000, provided that this restriction shall not apply in the event that the holder is then in default under its funding obligations under the Note Purchase Agreement (defined below), (v) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired, (vi) enter into any transaction that would result in the issuance of in excess of 10% of the Company’s then issued and outstanding shares of common stock, (vii) enter into any transaction resulting in the sale of any material assets of the Company, or (viii) enter into any agreement with respect to any of the foregoing.

The descriptions of certain terms of the Securities Purchase Agreement, Warrant, Certificate of Designation and Registration Rights Agreement set forth herein do not purport to be complete and are qualified in its entirety to the complete text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto, the Warrant, a copy of which is filed as Exhibit 10.2 hereto, the Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto, and the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto, each of which is incorporated herein by reference.

Note Purchase Agreement

Upon the closing of the Merger, the Company entered into a Note Purchase Agreement with an accredited investor (the “Note Purchase Agreement”), pursuant to which the investor agreed to purchase up to $750,000 of senior secured convertible promissory notes (the “Senior Secured Notes”) in a series of three closings to occur on August 15, 2014, September 15, 2014 and October 15, 2014.

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In connection with the Note Purchase Agreement, on the first closing date, the Company will also enter into a Security Agreement and an Intellectual Property Security Agreement. In addition, the subsidiary of the Company, Carbon Bond will enter into a Subsidiary Guarantee in favor of the Buyer.

The following is a brief summary of each of those agreements.

Senior Secured Notes

Repayment

The investor agreed to purchase up to $750,000 of Senior Secured Notes  The Senior Secured Notes mature two years from their respective issuance dates (the “Maturity Date”), upon which such date the entire outstanding principal balance and any outstanding fees or interest will be due and payable in full. The Senior Secured Notes bear interest at the rate of 8% per annum.

Events of Default and Protective Provisions

The Senior Secured Notes contain a variety of events of default that are typical for transactions of this type, as well as the following protective provisions. While any of the Notes are outstanding, the Company will not (i) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind,  provided that the Company shall be permitted to incur indebtedness of up to $750,000 in the event that the Holder has defaulted on its obligations to purchase the Notes under Section 2.1 of the Note Purchase Agreement, (ii) enter into, create, incur, assume or suffer to exist any liens of any kind on any of its property or assets, (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holder, (iv)  repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its common stock, (v) repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, (vi)  pay cash dividends or distributions on any equity securities of the Company other than the Series A Preferred Shares, (vii) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum is otherwise required for board approval), (viii) liquidate, dissolve, or wind-up the business and affairs of the Corporation or effect any deemed liquidation event, or (ix) enter into any agreement with respect to any of the foregoing.

Security Documents

Pursuant to the Security Agreement and the Intellectual Property Security Agreement, the Company’s obligations under the Senior Secured Notes are secured by a first priority perfected security interest in all of the assets and properties of the Company, including the stock of Carbon Bond. Carbon Bond will also execute a Subsidiary Guarantee in favor of the investor supporting the Company’s performance under the Senior Secured Notes.

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The descriptions of certain terms of the Note Purchase Agreement, Senior Secured Note, Security Agreement, Intellectual Peoperty Security Agreement and Subsidiairy Guaranty set forth herein do not purport to be complete and is qualified in its entirety to the complete text of the Note Purchase Agreement, a copy of which is filed as Exhibit 10.4 hereto, the Senior Secrured Note, a copy of which is filed as Exhibit 10.5 hereto, the Security Agreement, a copy of which is filed as Exhibit 10.6 hereto, the Intellectual Property Security Agreement, a copy of which is filed as Exhibit 10.7 hereto, and the Subsidiary Guaranty, a copy of which is filed as Exhibit 10.8 hereto, each of which is incorporated herein by reference.

Following (i) the closing of the Merger, (ii) the closing of the Private Placement, and (iii) the cancellation of an aggregate of 111,545,535 shares of the Company’s common stock in connection with the Merger and sale of SpeedSport Branding Corp., there were 65,520,000 shares of common stock of the Company issued and outstanding. Approximately 87.8% of such issued and outstanding shares were held by the Carbon Bond Shareholders and approximately 9.5% were held by the Company’s stockholders prior to the Merger. The foregoing percentages exclude 30,048,077 shares of common stock issuable upon conversion of the Series A Preferred Shares, 20,000,000 shares of common stock issuable upon exercise of warrants and 4,000,000  shares of common stock reserved for issuance under the Company’s equity incentive plan.

Item 3.02       Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Merger”, “Private Placement”, and “Note Purchase” are incorporated herein by reference.

Item 5.01       Change in Control of Registrant

The disclosures set forth in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2014, concurrently with the closing of the Merger and in accordance with the terms of the Merger Agreement, Steve Kilts and Genifer Murray were appointed to the Company’s board of directors.  In addition, Joe Allbaugh, Kenneth Johnsen, Mark Mirken and Mark Rogers were appointed to the Company’s board of directors. Genifer Murray was appointed as the Company’s Chief Executive Officer and Steve Kilts was appointed as our President and Chief Operating Officer. In addition, Scott McPherson as appointed to serve as the Company’s Chief Financial Officer.

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Our board of directors has determined that each of Messrs. Joe Allbaugh, Kenneth Johnsen, Mark Mirken and Mark Rogers is independent within the meaning of applicable listing rules of the Nasdaq Stock Market and the rules and regulations promulgated by the Securities and Exchange Commission.

Effective June 12, 2013, the Company established an audit committee and compensation committee. Mark Mirken and Mark Rogers were appointed to serve on the audit committee. Mark Rogers and Kenneth Johnsen were appointed to serve on the compenstaion committee.

Effective June 12, 2014, Roy C. Montgomery resigned from all officer and director positions of the Company.

Set forth below is biographical information regaridng the Company’s newly appointed officers and directors.

Genifer Murray, Chief Executive Officer and Director

Ms. Murray founded the Company in 2010 and has been at the forefront of marijuana health and safety for many years. She has served on advisory committees on the implementation of cannabis testing and labeling including the Colorado governor’s taskforce for the implementation of Amendment 64. Genifer also participated in the Washington Liquor Board Testing Monograph and Lab Certification.

Steve Kilts, President, Chief Operating Officer and Director

Mr. Kilts leads the Company’s  sales, marketing, technology and operations bringing with him over 15 years experience taking products and services to market. Steve has been instrumental in developing a highly sophisticated online workflow and client portal software system for the Company that gives customers’ unparalleled fast access and ability to manage to their data.

Scott McPherson, Chief Financial Officer

 Mr. McPherson served as the Chief Financial Officer of LaserLock Technologies, Inc. from December 2012 to October 2013. LaserLock is a public company that provides state-of-the-art authentication solutions to governments, health care providers, high-end retailers and the gaming industry. Mr. McPherson served as the Chief Financial Officer of Virtual Piggy, Inc., from August 2010 through November 2012. Mr. McPherson formed McPherson, CPA, PLLC in January 2005, which he continues to manage today. The firm performs accounting, tax, litigation support, business valuation and virtual CFO services for numerous clients in various industries.

Joe M. Allbaugh, Director

Mr. Allbaugh is President and Chief Executive Officer of Allbaugh International Group, LLC. Mr. Allbaugh is widely recognized and admired, both in the government and private sectors, for his leadership, integrity and strategic management skills. He has established relationships with decision makers throughout the Middle East and Africa. In February 2001, Mr. Allbaugh was nominated by President George W. Bush to head the Federal Emergency Management Agency (FEMA) and sworn in later that month.

Mark C. Mirken, Director

Mr. Mirken is the former Chief Executive Officer of Millennium Biotechnologies/Intergetics where he served from 2005 to 2012. Mr. Mirken joined TurboChef Technologies, Inc. in 2000 to lead the global sales division that took the company to be a world leader in technology, equipment and services for high-speed food preparation. He then went onto serve the company as President and Chief Operating Officer from 2002 to 2005. Mr. Mirken has over 25 years of senior management experience that has allowed him to lead companies through startup, growth, capital restructuring, capital raising and branding initiatives.

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Kenneth Johnsen, Director

Mr. Johnsen is currently Chief Operating Officer of Blue Calypso, Inc. (OTCBB: BCYP) and serves as Chairman of the Board for NACT Solutions LP and Phoenix Food, LLC. Mr. Johnsen founded Parago Inc. and served as a Director, President and Chief Executive Officer from June 1999 to 2006. Mr. Johnsen served as a Director, President and Chief Operating Officer of publicly traded Metamor Worldwide Inc. from 1996 to 1999. Mr. Johnsen’s experience includes 22 years at IBM where he held numerous general management positions, including Vice President of Business Services for IBM Global Services and General Manager of IBM China/Hong Kong Operations. Mr. Johnsen holds 3 US Patents.

Mark Rogers, Director

Mr. Rogers has more than 30 years of experience as an entrepreneur and in financial management and operations, including work as a turnaround specialist, an active portfolio manager and an investor in growing companies. Mr. Rogers is currently President of Barastone, LLC a firm he co-founded that specializes in providing innovative cash and liquidity solutions to homeowners. He is also President & CEO of Synthym, Inc.  Synthym developed a risk based, risk controlled approach to absolute return investing. Mr. Rogers co-founded NFT Ventures with Ray Noorda, chairman of Novell, Inc. and for more than 12 years, managed the family office and portfolio of assets for NFT valued at over $1 billion.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Merger.

(b)           Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Merger.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement of Merger and Plan of Reorganization by and among CannLabs, Inc., CLB Acquisition Corp. and Carbon Holdings, Inc. dated June 12, 2014
3.1	Certificate of Designation of 8% Series A Convertible Preferred Stock
10.1	Securities Purchase Agreement dated June 12, 2014
10.2	Common Stock Purchase Warrant
10.3	Registration Rights Agreemnt dated June 12, 2014
10.4	Note Purchase Agreement dated June 12, 2014
10.5	Form of 8% Senior Secured Convertible Promissory Note
10.6	Security Agreement
10.7	Intellectual Proprty Security Agreement
10.8	Subsidiary Guaranty

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CannLabs, Inc.

Date: June 13, 2014	By:	/s/ Steve Kilts

Steve Kilts
President and Chief Operating Officer

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